Goldman Sachs Trust

Goldman Sachs Single/ Multi-Sector Taxable Fixed Income Funds

Class A Shares, Class C Shares, and Institutional Shares
Goldman Sachs Local Emerging Markets Debt Fund

Supplement dated May 20, 2008 to the

Prospectuses dated February 14, 2008 (the “Prospectuses”)

The following is inserted as the final bullet of the second paragraph under “HOW TO SELL SHARES — What Do I Need To Know About The Redemption Fee?” in the Shareholder Guide of the Class A and C Shares Prospectus and the Institutional Shares Prospectus:

•	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The following replaces the last two bullet points in the section “COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A AND C SHARES — In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” in the Shareholder Guide of the Class A and C Shares Prospectus:

•	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;

•	A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your C Shares and 10% of the value of your Class A Shares; or

•	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

This Supplement should be retained with your Prospectus

for future reference.

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